Sphere3D

Investor Presentation

January 2023

DISCLAIMER

This presentation ("Presentation") is being issued by Sphere3D (the "Company", "Sphere" or "Sphere 3D") for information purposes only. The content of this Presentation has not been approved by any securities regulatory authority. Reliance on this Presentation for the purpose of engaging in any investment activity may expose an individual to a significant risk of losing all of the property or other assets invested.

This Presentation is not an admission document, prospectus or an advertisement and is being provided for information purposes only and does not constitute or form part of, and should not be construed as, an offer or invitation to sell or any solicitation of any offer to purchase or subscribe for any securities of the Company in Canada, the United States or any other jurisdiction. Neither this Presentation, nor any part of it nor anything contained or referred to in it, nor the fact of its distribution, should form the basis of or be relied on in connection with or act as an inducement in relation to a decision to purchase or subscribe for or enter into any contract or make any other commitment whatsoever in relation to any securities of the Company. No representation or warranty, express or implied, is given by or on behalf of the Company, its directors, officers and advisors or any other person as to the accuracy, sufficiency or completeness of the information or opinions contained in this Presentation and no liability whatsoever is accepted by the Company, its directors, officers or advisors or any other person for any loss howsoever arising, directly or indirectly, from any use of such information or opinions or otherwise arising in connection therewith.

Forward-Looking Statements

Certain statements contained in this Presentation constitute "forward-looking information" or "forward-looking statements" (collectively, "forward-looking statements") within the meaning of applicable Canadian and United States securities laws relating to, without limitation, expectations, intentions, plans and beliefs, including information as to the future events, results of operations and the Company's future performance (both operational and financial) and business prospects. In certain cases, forward-looking statements can be identified by the use of words such as "expects", "estimates", "forecasts", "intends", "anticipates", "believes", "plans", "seeks", "projects" or variations of such words and phrases, or state that certain actions, events or results "may" or "will" be taken, occur or be achieved. Such forward-looking statements reflect the Company's beliefs, estimates and opinions regarding its future growth, results of operations, future performance (both operational and financial), and business prospects and opportunities at the time such statements are made, and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or circumstances should change. Forward-looking statements are necessarily based upon a number of estimates and assumptions made by the Company that are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Forward-looking statements are not guarantees of future performance. In particular, this presentation contains forward-looking statements pertaining, but not limited, to expectations regarding the price of bitcoin and sensitivity to changes in such prices; industry conditions and outlook pertaining to the bitcoin and cryptocurrency market; expectations respecting future competitive conditions; expectations regarding future government regulation, industry activity levels; and the Company's objectives, strategies and competitive strengths.

By their nature, forward-looking statements involve numerous current assumptions, known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to differ materially from those anticipated by the Company and described in the forward-looking statements. With respect to the forward-looking statements contained in this Presentation, assumptions have been made regarding, among other things: current and future prices for bitcoin; future global economic and financial conditions; current and future regulatory and legal regimes, demand for bitcoin and the product mix of such demand and levels of activity in the cryptocurrency finance markets and in such other areas in which the Company may operate, and supply and the product mix of such supply; the accuracy and veracity of information and projections sourced from third parties respecting, among other things, current finance markets and proposed changes to those markets, supply and demand; and, where applicable, each of those assumptions set forth in the footnotes provided herein in respect of particular forward-looking statements.

A number of factors, risks and uncertainties could cause results to differ materially from those anticipated and described herein including, among others: volatility in market prices and demand for bitcoin; effects of competition and pricing pressures; risks related to interest rate fluctuations and foreign exchange rate fluctuations; changes in general economic, financial, market and business conditions in the industries in which bitcoin are used; alternatives methods to cryptocurrency and changing demand for bitcoin; potential conflicts of interests; and actual results differing materially from management estimates and assumptions.

Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in its forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that forward-looking statements will materialize or prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The forward-looking statements contained in this Presentation are expressly qualified by this cautionary statement. Readers should not place undue reliance on forward-looking statements. These statements speak only as of the date of this Presentation. Except as may be required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements or information whether as a result of new information, future events or otherwise.

Ticker Symbol NASDAQ: ANY

Share Price[1,4]	$0.46
Market Cap[1]	$31.4 Million
Enterprise Value	$91.4 Million
Last 10 days Avg Trading[3]	$2.6 Million

Recent Corporate Updates

COMPANY IS DEBT FREE

Owns 16,186 MINERS

Miners scheduled to be hashing by end of April 2023

- 3,555 Miners Hashing 0.36 EH/s[2]
- 11,853 Miners landed[3]

BTC Produced in 2022: 131 BTC[2]

$1.7 Million in Unrestricted BTC (103 BTC) [2]

1) As of Jan. 17, 2023
2) As of Dec. 31, 2022
3) As of Jan. 23, 2023
4) Nasdaq Extension granted 1/23, 180 days to regain minimum share price of $1

OUR MISSION

Deliver shareholder value through prudent growth while maintaining responsibility to ESG initiatives.

OUR STRATEGY

- Invest in BTC miners
- Partner with exceptional hosting providers
- Focus on operational and cost efficiency

GROWTH

- Increase hash rate at prudent pace
- Evaluate acquisition of distressed assets
- Grow hashrate from 0.1 EH/s in Q1 2022 to 1.6 EH/s in Q1 2023

ESG FOCUS

- Prioritize renewable energy sources
- Carbon offsets to balance grid mix
- Deploying miners at low cost, financially stable hosting facilities

DIVERSIFICATION

- Diverse hosting strategy mitigates exposure
- Fleet diversified across several states
- Multiple providers with no more than 20% concentration
- Fixed and variable pricing structures with hosts

KEY METRICS

~434 PH/s[1] Hashing	~1.66 EH/s[1] Landed	131 BTC Mined in 2022
~50 MW Total Capacity	Zero Debt	113.3 BTC/EH Efficiency[2]

PROJECTED HASH RATE GROWTH[1]


1,600 PH/s
1,200 PH/s
800 PH/s
400 PH/s
0 PH/s
Actual
Projected
99 PH/s
366 PH/s
433 PH/s
1,024 PH/s
1,444 PH/s
1,666 PH/s
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23

1) ~434 PH/s installed as of January 22, 2023 with 1,233 landed pending deployment
2) Monthly Efficiency December 31, 2022

HOSTING FACILITIES

Fleet distributed across various world-class sites operated by seasoned providers






Facility	Massena, NY	Grand Forks, ND	Marble, NC	Granbury, TX	Hamilton, OH
Capacity	1.5 MW	0.6 MW	0.9MW	10.0 MW	0.0 MW
Pending	0.0 MW	0.0 MW	0.0 MW	0.0 MW	8.6 MW
Primary Source	Hydro	Grid	Grid	Grid	Grid

Fleet Distribution[1]



Massena
Grand Forks
Marble
Granbury
Hamilton
In Process
3%
1%
2%
21%
56%
17%

CO-LOCATION STRATEGY

Diversified fleet across providers, location, and energy source to mitigate risk exposure

Counter-Party Risk

- Diversifying risk among different providers
- Conduct due diligence on financial stability
- Partner focused contract structures
- Maximum concentration per provide of 20%

Location Risk

- Physically in 5+ states and 5+ site locations (pending finalized agreements)
- Mitigates risks of local weather, grid, and other drivers of local downtime
- Insulated from state legislative risk

Grid Stability

- Increase local grid supply
- Diversify grid reliance
- Resell power to grid to meet demand

ESG Focus

- Prioritizing renewable energy sources
- Carbon offsets to offset Grid mix
- Utilize stranded gas resource

1) In process of securing capacity for remaining ~9,000 units pending execution of agreements

GROWTH STRATEGY

Focused on scaling our fleet through acquisition of leading mining hardware.

Miners > Infrastructure

Higher ROA on miners
Rapid deployment & flexible scaling
ASIC market is highly liquid

Economies of Scale

Mitigates exposure of mining reward "luck"
Allows for greater diversification of hosting
Quality partners across value chain

Capital Structure & Liquidity

Maintain low to zero debt on balance sheet
Strategic use of equity to acquire assets
Utilize Bitcoin as a currency
ASIC resale as means to refresh fleet

Returns on Miners vs. Infrastructure

	1.0 EH/s	30 MW
Invested Capital	$10,000,000	$10,000,000
Incremental Bitcoin Mined per day[1]	3	-
Incremental Revenue[1]	73,333	-
Maximum cost savings per day[2]	-	10,800
Added Cost per Day[3]	(49,560)	-
Net impact on bottom line	**$23,773**	**$10,800**
Annual Return on Invested Capital	*87%*	*39%*



1) Assumes a Bitcoin price of $22,000 and Network Hashrate of 270 EH/s
2) Assumes full utilization of 30MW facility (~1 EH/s) at a rate of 5.5 cents/kWh
3) Assumes 1 EH/s operates at 29.5 J/T and is hosted at 7 cents/kWh

Sphere3D

BITCOIN FORECAST

In 2023, once all 1.66 EH/s of miners – with efficiency of 29.5 J/TH – are installed and hashing...

Base Case

Bitcoin Price	$20,000
Network Hashrate	280 EH/s
Daily Revenue across ALL Miners	$18.2 MM
Network Hashprice ($/TH/day)	$0.065
Sphere 3D % of Hashrate	0.6%

	Monthly	Quarterly	Annually
BTC Mined	165	494	1,976
Revenue	$3.3 MM	$9.9 MM	$39.5 MM
Revenue/kWh	$0.092	$0.092	$0.092

Downside Case

Bitcoin Price	$15,000
Network Hashrate	273 EH/s
Daily Revenue across ALL Miners	$13.6 MM
Network Hashprice ($/TH/day)	$0.050
Sphere 3D % of Hashrate	0.6%

	Monthly	Quarterly	Annually
BTC Mined	169	507	2,027
Revenue	$2.5 MM	$7.6 MM	$30.4 MM
Revenue/kWh	$0.071	$0.071	$0.071

Upside Case

Bitcoin Price	$30,000
Network Hashrate	341 EH/s
Daily Revenue across ALL Miners	$27.3 MM
Network Hashprice ($/TH/day)	$0.080
Sphere 3D % of Hashrate	0.5%

	Monthly	Quarterly	Annually
BTC Mined	135	405	1,622
Revenue	$4.1 MM	$12.2 MM	$48.6 MM
Revenue/kWh	$0.113	$0.113	$0.113

Sphere3D

ESG-Environmental. Social. Governance.

Giving Back as a Global Citizen

ENVIRONMENTAL

- Prioritizing renewable energy sources
- Carbon offsets to offset Grid mix
- Minimal startup & shutdown process during curtailment periods

SOCIAL

- Curtailment to grid power in times of crisis
- Supporting & securing a global network
- Enhances financial inclusion
- Empowers greater economic freedom

GOVERNANCE

- Transparency through company communications
- Strong Board of Directors leading governance structure
- Installing Key Process Indicators (KPIs) and maintaining compliance

Sphere3D

GENUINE ESG COMMITMENT

Sphere 3D is committed to using low-carbon and renewable power sources

Dedicated To Net Zero Carbon Mining Solutions

100%
Net Carbon Neutral (1)

1,250,000
Carbon Credits Purchased

- Board of Directors mandate on ESG mining guidelines in process
- Net carbon neutral operations through exclusive use of mining partners operating facilities with hydro and wind power
- Member of The non-profit Crypto Climate Accord ("CCA") is a private sector-led initiative that seeks to eliminate carbon emissions from the crypto industry by 2030 CRYPTO CLIMATE ACCORD






E **S** **G**

- Minority female led management team and diverse Board of Directors with additional female and minority representation
- Investment in efficient mining technology, reducing power requirements and extending useful life
- Sponsor of the first minority - led SPAC listed on NASDAQ; Minority Equality Opportunities Acquisition Inc. ("MEOA"), focuses on historically underserved minority - owned business

1) When non-renewable sources are drawn, Core Scientific agreement requires purchase of offsetting carbon credits.

Sphere3D

EXPERIENCED AND PROVEN LEADERSHIP TEAM

Diverse Management and Board of Directors Dedicated to Creating Shareholder Value



Patricia Trompeter
CEO

CERES CAPITAL VENTURES
GE Capital



Kurt Kalbfleisch
CFO

McDONNELL DOUGLAS
overland storage

BOARD OF DIRECTORS



Duncan McEwan
Chairman

Sprint
Diligent



Tim Hanley
Independent Director

MARQUETTE
Deloitte.



David Danziger
Independent Director

MNP



Vivekanand Mahadevan
Independent Director

LSI
BURST
NetApp



Susan Hartnett
Independent Director

citigroup


Sphere3D
NASDAQ: ANY